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                                                                    EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated December 1, 1998, in the Registration Statement (Form S-4) and related Prospectus of Stater Bros. Holdings Inc. for the registration of $450,000,000 Senior Notes due 2006.

                                          /s/ Ernst & Young LLP

Riverside, California
August 17, 1999